SHAREHOLDERS RESIDING IN STATES IN WHICH THE OFFER IS NOT
                 QUALIFIED MAY NOT PARTICIPATE IN THIS OFFERING

                                                                     Exhibit 4.2

                             SUBSCRIPTION AGREEMENT
                                       For
                             Shares of Common Stock
                                       of
                              FIRST IPSWICH BANCORP

TO:   First Ipswich Bancorp                                         [STICKER]
      31 Market Street
      Ipswich, MA  01938

Subscription Rights

      Subscriber is eligible to subscribe for the number of shares shown on the sticker attached to this form above (the "Basic Shares") and ________ shares if there is an oversubscription.

      The undersigned hereby subscribes for the following shares of Common Stock of First Ipswich Bancorp upon the terms specified in the Prospectus for the Subscription Rights.

1. BASIC SUBSCRIPTION RIGHTS (Subject to a limitation of number of Basic Shares shown above)

        Shares                      Subscription
      Subscribed                        Price                          Payment

      _________________      x         $13.00           =            $__________

2.    OVERSUBSCRIPTION- MUST HAVE SUBSCRIBED FOR ALL BASIC SHARES

        Shares                      Subscription
      Subscribed                        Price                          Payment

      _________________      x         $13.00           =            $__________

                                          TOTAL PAYMENT ENCLOSED     $__________

      (Total, payable to First Ipswich Bancorp, must accompany Subscription Agreement)

      The undersigned understands that this subscription shall be irrevocable.

Dated:                        , 2004           _________________________________
                                                    Subscriber's Signature

Subscriber's Telephone Number ________________________
Subscriber's State of Primary Residence ____________________

FULL INSTRUCTIONS CAN BE FOUND ON PAGES 17-19 OF THE PROSPECTUS.